UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 30, 2005

NPS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23272	87-0439579
(Commission File Number)	(IRS Employer Identification No.)

383 Colorow Drive Salt Lake City, Utah	84108
(Address of Principal Executive Offices)	(Zip Code)

(801) 583-4939

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 30, 2005, the Company issued a press release announcing that its European partner, Nycomed, has received confirmation from the European Medicines Agency that assessment of the market authorization application for Preotact™ has begun. Preotact™ is the European trade name for PREOS® (parathyroid hormone), the NPS drug candidate being developed for the treatment of postmenopausal osteoporosis. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release issued by the Company on March 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NPS PHARMACEUTICALS, INC.

/s/ Kevin J. Ontiveros
Kevin J. Ontiveros
Secretary

Date: March 30, 2005

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